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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

Comfort Systems USA, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13011 (Commission File Number)	76-0526487 (I.R.S. Employer Identification No.)
777 Post Oak Boulevard Suite 500 Houston, Texas 77056 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

        Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Comfort System USA, Inc. dated November 2, 2004, reporting Comfort's financial results for the third quarter of 2004.

ITEM 9.01 Financial Statements and Exhibits

        The following Exhibits are included herein:

        Exhibit 99 Press Release of Comfort Systems USA, Inc. dated November 2, 2004, reporting Comfort's financial results for the third quarter of 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.
	By:	/s/ William George William George Senior Vice President and General Counsel
Date: November 3, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Comfort System USA, Inc. dated November 2, 2004, reporting Comfort's financial results for the third quarter of 2004.

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  ITEM 2.02 Results of Operations and Financial Condition
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX